CONCORDE VALUE FUND
A series of Concorde Funds, Inc.

Supplement Dated February 15, 2008
To Prospectus and Statement of Additional Information
Dated January 28, 2008

Effective immediately, Concorde Funds, Inc. has moved to a different floor of their current building.

The new address is:

1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, TX 75240-2650

new main phone number:  972-701-5400
new fax number:  972-701-5420

Please keep this Supplement with your Prospectus and SAI.